UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2015 (September 28, 2015)

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street, 34th floor New York, NY 10004
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Amendment and Restatement

On September 28, 2015, an amendment (the “Amendment”) to United Realty Trust Incorporated’s Articles of Amendment and Restatement became effective upon filing with the Maryland State Department of Assessments and Taxation. The Amendment was filed pursuant to prior approval by United Realty Trust Incorporated’s Board of Directors and without action by United Realty Trust Incorporated’s stockholders, as permitted by Sections 2-604(c)(1) and 2-605(a)(1) of the Maryland General Corporation Law. Pursuant to the Amendment, United Realty Trust Incorporated changed its name to First Capital Real Estate Trust Incorporated.

The foregoing does not purport to be a complete description of the Amendment and is qualified by reference to the full text of the Amendment, which is filed herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment filed September 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: October 9, 2015	By:	/s/ Suneet Singal
Name: Suneet Singal
Title: Chief Executive Officer and Chairman of the Board of Directors